Exhibit 10.1

Fossil, Inc.

Non-employee Director Cash Compensation

Effective April 1, 2009

1.                                      Board of Directors

Annual Retainer	$37,200

In-person meeting fee	$1,395

Telephone meetings*	$930

2.                                      Audit Committee

Chair annual retainer	$18,600

Member retainer	$2,325

In-person meeting fee	$1,162

Telephone meetings*	$930

3.                                      Compensation Committee

Chair annual retainer	$9,300

Member retainer	$0

In-person meeting fee	$1,162

Telephone meetings*	$930

4.                                      Nominating and Corporate Governance Committee

Chair annual retainer	$6,975

Member retainer	$0

In-person meeting fee	$1,162

Telephone meetings*	$930

5.                                      Finance Committee

Chair annual retainer	$6,975

Member retainer	$0

In-person meeting fee	$1,162

Telephone meetings*	$930

Payment shall be made for each committee meeting attended even if attending more than one committee meeting on the same day.

* in excess of one hour